UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2021

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Effective as of June 1, 2021, STRATTEC SECURITY CORPORATION (the "Company"), entered into a seventh amendment (the "STRATTEC Amendment") to its August 1, 2011 Credit Agreement, as previously amended by an Amendment No. 1 dated December 27, 2013, an Amendment No. 2 dated June 25, 2015, an Amendment No. 3 dated June 24, 2016, an Amendment No. 4 dated June 26, 2017, an Amendment No. 5 dated September 28, 2018 and an Amendment No. 6 dated October 28, 2019 (collectively, the "Credit Agreement"), with BMO Harris Bank N.A., as lender.  The STRATTEC Amendment extends the maturity date or term of the Credit Agreement for an additional two years until August 1, 2024 and makes certain other changes described in the STRATTEC Amendment.  The STRATTEC Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Additionally, effective as of June 1, 2021, ADAC-STRATTEC, LLC ("ADAC-STRATTEC"), a majority owned subsidiary of the Company, entered into an eighth amendment (the "ADAC-STRATTEC Amendment") to its June 28, 2012 Credit Agreement, as previously amended by an Amendment No. 1 dated January 22, 2014, an Amendment No. 2 dated June 25, 2015, an Amendment No. 3 dated April 27, 2016, an Amendment No. 4 dated June 26, 2017, an Amendment No. 5 dated March 27, 2018, an Amendment No. 6 dated December 30, 2018 and an Amendment No. 7 dated October 28, 2019 (collectively, the "ADAC-STRATTEC Credit Agreement"), with BMO Harris Bank N.A., as lender.  The ADAC-STRATTEC Amendment extends the maturity date or term of the ADAC-STRATTEC Credit Agreement for an additional two years until August 1, 2024 and makes certain other changes described in the ADAC-STRATTEC Amendment.  The ADAC-STRATTEC Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described above under Item 1.01, on June 1, 2021, each of the Company and ADAC-STRATTEC entered into amendments to their respective credit agreements with BMO Harris Bank N.A. extending the term of each credit facility for an additional two years until August 1, 2024 and making certain other changes thereto described in the STRATTEC Amendment or ADAC-STRATTEC Amendment, as applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit 10.1 – Amendment No. 7 to STRATTEC Credit Agreement, dated as of June 1, 2021, between STRATTEC SECURITY CORPORATION and BMO Harris Bank N.A., as lender.

Exhibit 10.2 – Amendment No. 8 to ADAC-STRATTEC Credit Agreement, dated as of June 1, 2021, between ADAC-STRATTEC, LLC and BMO Harris Bank N.A., as lender.

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: June 2, 2021
	By:	/s/ Patrick J. Hansen
Patrick J. Hansen, Senior Vice President and
Chief Financial Officer